UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2007

ATLAS ENERGY RESOURCES, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33193 (Commission File Number)	75-3218520 (IRS Employer Identification No.)

Westpointe Corporate Center 1550 Coraopolis Heights Road, 2nd FL Moon Township, PA (Address of principal executive offices)		13108 (Zip Code)

Registrant’s telephone number, including area code: (412) 262-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

     On June 29, 2007, Atlas Energy Resources, LLC (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of its purchase of DTE Gas & Oil Company from DTE Energy Company and MCN Energy Enterprises. This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the audited annual and quarterly unaudited financial statements of DTE Gas & Oil Company together with the unaudited pro forma financial statements of the Company required by Item 9.01. No other amendments to the Initial Report are being made by the Amendment.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited balance sheets of DTE Gas & Oil Company as of December 31, 2006 and 2005, the related statements of operations, comprehensive income, equity and cash flows for the years ended December 31, 2006, 2005 and 2004, a copy of which is attached as Exhibit 99.1 to this Amendment.

Unaudited balance sheet of DTE Gas & Oil Company as of March 31, 2007, related statements of operations, comprehensive income, and cash flows for the three months ended March 31, 2007 and 2006, and statement of equity for the three months ended March 31, 2007 a copy of which is attached as Exhibit 99.2 to this Amendment.

(b)	Pro Forma Financial Information

Unaudited pro forma balance sheet of the Company as of March 31, 2007 and the related pro forma statements of operations for the year ended December 31, 2006 and for the three months ended March 31, 2007, a copy of which is attached as Exhibit 99.3 to this Amendment.

(d)	Exhibits

23.1	Consent of Grant Thornton LLP.

99.1	Audited Statements of DTE Gas & Oil Company for the years ended December 31, 2006, 2005, and 2004.

99.2	Unaudited Financial Statements of DTE Gas & Oil Company for the three months ended March 31, 2007 and 2006.

99.3	Unaudited Pro Forma Financial Statements of the Company as of and for the three months ended March 31, 2007, and for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 12, 2007	By:	/ S / M ATTHEW A. J ONES
Matthew A. Jones
Chief Financial Officer

September 12, 2007	By:	/s/ NANCY J. MCGURK
Nancy J. McGurk
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP.

99.1	Audited Statements of DTE Gas & Oil Company for the years ended December 31, 2006, 2005, and 2004.

99.2	Unaudited Financial Statements of DTE Gas & Oil Company for the three months ended March 31, 2007 and 2006.

99.3	Unaudited Pro Forma Financial Statements of the Company as of and for the three months ended March 31, 2007, and for the year ended December 31, 2006.